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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
POLYDEX PHARMACEUTICALS LIMITED
(Name of Registrant as Specified in Its Charter

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials:

/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

POLYDEX PHARMACEUTICALS LIMITED

TO OUR MEMBERS:

    The 2001 Annual General Meeting of the Members will be held at 11:00 a.m., local time, on Friday, June 22, 2001, at the principle offices of the Company located at 421 Comstock Road, Toronto, Ontario, Canada M1L 2H5.

    At the Annual General Meeting, Members will elect two Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the Annual General Meeting in 2004 or until their successors are elected. Members will also vote on a proposal to approve and adopt the Polydex Pharmaceuticals Limited 2001 Stock Incentive Plan. Management will also report on fiscal year 2001 results. We urge you to attend the meeting and to vote for these proposals. These matters are described in more detail in the attached Proxy Statement, which we encourage you to read carefully.

    The formal notice of the Annual General Meeting and the Proxy Statement containing information relative to the meeting follow this letter.

    Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the envelope provided to assure that your shares will be voted. If you do attend the meeting, and the Board of Directors joins me in hoping you will, there will be an opportunity to revoke your proxy and to vote in person.

Sincerely,
George G. Usher
Chairman of the Board, President and Chief Executive Officer
May 25, 2001

POLYDEX PHARMACEUTICALS LIMITED

NOTICE OF 2001 ANNUAL GENERAL MEETING OF THE MEMBERS

May 25, 2001

    NOTICE IS HEREBY GIVEN that the 2001 Annual General Meeting of the Members of Polydex Pharmaceuticals Limited (the "Company") will be held at the principle offices of the Company located at 421 Comstock Road, Toronto, Ontario, Canada M1L 2H5, on Friday, June 22, 2001, at 11:00 a.m., local time, for the following purposes:

1.
To vote on the proposal to elect two directors to the Company's Board of Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the Annual General Meeting of the Members in 2004 or until their successors are elected;

2.
To vote on the proposal to approve and adopt the Polydex Pharmaceuticals Limited 2001 Stock Incentive Plan; and

3.
To transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on May 4, 2001, as the date for the determination of the Members entitled to notice of, and to vote at, the meeting and any adjournment thereof (the "Record Date"). Only holders of the Common Shares and the Class B Preferred Shares of record at the close of business on the Record Date are entitled to notice of, and to vote at, the 2001 Annual General Meeting. The Company's Annual Report to Shareholders for the year ended January 31, 2001, is being mailed to Members with the Proxy Statement.

    The Proxy Statement which accompanies this Notice contains additional information regarding the proposals to be considered and voted upon at the Annual General Meeting, and Members are encouraged to read it in its entirety.

    You are cordially invited to attend the 2001 Annual General Meeting. Whether or not you expect to be present at the Annual General Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you do attend the Annual General Meeting, you may revoke your Proxy in accordance with the methods described in the Proxy Statement under the heading "Solicitation and Revocability of Proxies" and vote your shares in person.

BY ORDER OF THE BOARD OF DIRECTORS,
SHARON L. WARDLAW
Secretary
May 25, 2001

POLYDEX PHARMACEUTICALS LIMITED

PROXY STATEMENT

2001 Annual General Meeting, June 22, 2001

SOLICITATION AND REVOCABILITY OF PROXIES

    This Proxy Statement ("Proxy Statement") is expected to be mailed on or about May 25, 2001, to the holders of the Common Shares and the Class B Preferred Shares (the "Members") of Polydex Pharmaceuticals Limited (the "Company") in connection with the solicitation by the Board of Directors of the Company for the 2001 Annual General Meeting of the Members ("Annual Meeting") to be held at 11:00 a.m., local time, on Friday, June 22, 2001 at the principle offices of the Company located at 421 Comstock Road, Toronto, Ontario, Canada M1L 2H5.

    Although the Company believes that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone by officers and employees of the Company who will not receive additional compensation for such solicitation. The cost of solicitation of proxies will be borne directly by the Company. All dollar amounts in this proxy statement are stated in U.S. dollars unless otherwise indicated.

    Proxies given by Members for use at the Annual Meeting may be revoked at any time prior to their use. In addition to revocation in any manner permitted by Bahamian law, a proxy may be revoked in any one of the following ways:

  (a)
  by signing a form of proxy bearing a later date then the proxy to be revoked, and depositing it with the Secretary of the Company prior to the Annual Meeting;

  (b)
  as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy, by signing written notice of revocation and delivering it to either the Secretary of the Company or the Chairman of the Annual Meeting;

  (c)
  by attending the Annual Meeting in person and personally voting the shares represented by the proxy; or

  (d)
  by instrument in writing executed by the Member or by his attorney authorized in writing, or, if the Member is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of such Annual Meeting on the day of the meeting, or any adjournment thereof.

PURPOSES OF ANNUAL MEETING

    The Annual Meeting has been called for the purposes of (1) electing directors, (2) approving and adopting the Polydex Pharmaceuticals Limited 2001 Stock Incentive Plan, and (3) transacting such other business as may properly come before the meeting.

VOTING OF SECURITIES

    The Board of Directors has fixed the close of business on May 4, 2001, as the date for determining the Members entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof (the "Record Date"). A total of 3,027,427 Common Shares of a par value of U.S. $0.0167 each (the "Common Shares") and 899,400 Class B Preferred Shares of a par value of U.S. $0.0167 each (the "Class B Preferred Shares") were outstanding at the close of business on that date. Each Common Share is entitled to one vote on any matter presented at the Annual Meeting for consideration and action by the Members. Each Class B Preferred Share is entitled to two votes on any such matter. In addition, the Company has authorized 100,000 Class A Preferred Shares of a par value of U.S. $0.10 each (the "Class A Preferred Shares"), none of which are outstanding.

    A quorum for the transaction of business at the meeting shall be members present holding or represented by proxy between them not less than one-third of all Common Shares which are issued at the record date fixed by the directors and which entitle the holder thereof to vote. Voting of Common Shares and Class B Preferred Shares is on a non-cumulative basis. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the Common Shares and Class B Preferred Shares voting at the meeting is required for approval of (i) the election of each of the nominees for director, and (ii) the approval and adoption of the Polydex Pharmaceuticals Limited 2001 Stock Incentive Plan.

    All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the Members giving such proxies. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR (1) THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, AND (2) THE APPROVAL AND ADOPTION OF THE POLYDEX PHARMACEUTICALS LIMITED 2001 STOCK INCENTIVE PLAN.

    For voting purposes, abstentions will be counted for the purpose of establishing a quorum and will not be voted. Broker non-votes will not be counted for the purpose of establishing a quorum and will not be voted.

OWNERSHIP OF VOTING SECURITIES

    The following tables set forth certain information regarding beneficial ownership of the Common Shares and the Class B Preferred Shares, as of May 4, 2001, by (i) persons owning beneficially 5% or more of the Class B Preferred Shares and/or the Common Shares, (ii) each of the Company's directors and certain of its executive officers, and (iii) all directors and executive officers as a group:

SECURITY OWNERSHIP OF MANAGEMENT:

Title of Class	Name and Title Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Class B Preferred Shares	George G. Usher Chairman of the Board, Director, President and CEO	599,400	66.64%
Class B Preferred Shares	Thomas C. Usher Vice-Chairman and Director	300,000	33.36%
Class B Preferred Shares	All Directors and Executive Officers as a Group	899,400	100%
Title of Class	Name and Title of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Common Shares	Joseph Buchman Director	140,533	(2)	4.07%
Common Shares	Derek John Michael Lederer Director	24,800	(3)	*
Common Shares	John L.E. Seidler Director	12,200	(4)	*
Common Shares	George G. Usher Chairman of the Board, Director, President and CEO	187,772	(5)	5.44%
Common Shares	Ruth L. Usher Director	604,692	(6)	17.52	%(8)
Common Shares	Thomas C. Usher Vice-Chairman and Director	604,692	(7)	17.52	%(8)
Common Shares	Sharon L. Wardlaw Secretary and Treasurer	25,040	(9)	*
Common Shares	All Directors and Executive Officers as a Group (7 persons)	995,037	(10)	28.83%

*
Less than one percent (1%).

(1)
As of May 4, 2001, the Record Date, the Company had outstanding 899,400 Class B Preferred Shares and 3,027,427 Common Shares and options exercisable within sixty (60) days to purchase an additional 423,600 Common Shares, for a total of 3,451,027 Common Shares.

(2)
Includes 93,586 shares owned directly by Joseph Buchman, 24,747 owned by a trust controlled by Joseph Buchman and 22,200 shares under option to Joseph Buchman, subject to acquisition within sixty (60) days.

(3)
Includes 2,600 shares owned directly by Derek John Michael Lederer and 22,200 shares under option to Derek John Michael Lederer, subject to acquisition within sixty (60) days.

(4)
Includes 12,200 shares under option to John L.E. Seidler, subject to acquisition within sixty (60) days.

(5)
Includes 112,772 shares owned directly by George G. Usher and 75,000 shares under option to George G. Usher, subject to acquisition within sixty (60) days.

(6)
Includes 126,641 shares owned directly by Ruth L. Usher, and 75,000 shares under option to Ruth L. Usher, subject to acquisition within sixty (60) days. Also includes 328,051 shares owned directly by her spouse, Thomas C. Usher, and 75,000 shares under option to Thomas C. Usher, subject to acquisition within sixty (60) days, as to all of which Ruth L. Usher disclaims beneficial ownership.

(7)
Includes 328,051 shares owned directly by Thomas C. Usher and 75,000 shares under option to Thomas C. Usher, subject to acquisition within sixty (60) days. Also includes 126,641 shares owned directly by his spouse, Ruth L. Usher, and 75,000 shares under option to Ruth L. Usher, as to all of which Thomas C. Usher disclaims beneficial ownership. Does not include shares owned directly or indirectly by George G. Usher, his son, or shares under option to George G. Usher, subject to acquisition within sixty (60) days.

(8)
Percent of class of the combined holdings of both Ruth L. Usher and Thomas C. Usher, each of whom disclaims beneficial ownership as to the holdings of the other.

(9)
Includes 2,040 shares owned directly by Sharon L. Wardlaw and 23,000 shares under option to Sharon L. Wardlaw, subject to acquisition within sixty (60) days.

(10)
Includes 140,533 shares beneficially owned by Joseph Buchman, 24,800 shares beneficially owned by Derek John Michael Lederer, 12,200 shares beneficially owned by John L.E. Seidler, 187,772 shares beneficially owned by George G. Usher, 604,692 shares beneficially owned in total by Ruth L. Usher and Thomas C. Usher, and 25,040 shares beneficially owned by Sharon L. Wardlaw.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Class B Preferred Shares	George G. Usher 421 Comstock Road Toronto, Ontario, Canada M1L 2H5	599,400	66.64%
Class B Preferred Shares	Thomas C. Usher 421 Comstock Road Toronto, Ontario, Canada, M1L 2H5	300,000	33.36%
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Common Shares	Ruth L. Usher 421 Comstock Road Toronto, Ontario, Canada M1L 2H5	604,692	(2)	17.52	%(4)
Common Shares	Thomas C. Usher 421 Comstock Road Toronto, Ontario Canada M1L 2H5	604,692	(3)	17.52	%(4)
Common Shares	George G. Usher 421 Comstock Road Toronto, Ontario Canada, M1L 2H5	187,772	(5)	5.44%

(1)
As of May 4, 2001, the Record Date, the Company had outstanding 899,400 Class B Preferred Shares and 3,027,427 Common Shares and options exercisable within sixty (60) days to purchase an additional 423,600 Common Shares, for a total of 3,451,027 Common Shares.

(2)
Includes 126,641 shares owned directly by Ruth L. Usher, and 75,000 shares under option to Ruth L. Usher, subject to acquisition within sixty (60) days. Also includes 328,051 shares owned directly by her spouse, Thomas C. Usher, and 75,000 shares under option to Thomas C. Usher, subject to acquisition within sixty (60) days, as to all of which Ruth L. Usher disclaims beneficial ownership.

(3)
Includes 328,051 shares owned directly by Thomas C. Usher and 75,000 shares under option to Thomas C. Usher, subject to acquisition within sixty (60) days. Also includes 126,641 shares owned directly by his spouse, Ruth L. Usher, and 75,000 shares under option to Ruth L. Usher, as to all of which Thomas C. Usher disclaims beneficial ownership. Does not include shares owned directly or indirectly by George G. Usher, his son.

(4)
Percent of class of the combined holdings of both Ruth L. Usher and Thomas C. Usher, each of whom disclaims beneficial ownership as to the holdings of the other.

(5)
Includes 112,772 shares owned directly by George G. Usher and 75,000 shares under option to George G. Usher, subject to acquisition within sixty (60) days.

BOARD OF DIRECTORS

    The Board of Directors currently consists of six members. The directors of the Company are divided into three classes, designated as Class I, Class II and Class III. At each Annual Meeting, one class of directors is elected to serve for a three-year term or until their respective successors are duly elected and qualified.

    The Company pays its directors $1,000 for each meeting of the Board attended in person and $500 per Board meeting attended by telephone. Audit Committee members receive an additional $500 per Audit Committee meeting attended. In the fiscal year ended January 31, 2001, the Board of Directors conducted nine telephonic meetings and one meeting in person. The Audit Committee met four additional times during the fiscal year. Independent Directors Joseph Buchman and Derek John Michael Lederer each earned $7,500 as compensation for serving on the Board and the Audit Committee during the fiscal year ending January 31, 2001. Independent Director John L.E. Seidler earned $7,000 as compensation for serving on the Board and the Audit Committee, and Director Ruth L. Usher earned $5,000 for serving on the Board in the fiscal year ended January 31, 2001. George G. Usher and Thomas C. Usher, both of whom are directors, receive payment as officers and employees of the Company. Family relationships among the Company's officers and directors: Thomas C. Usher and George G. Usher are father and son, and Thomas C. Usher and Ruth L. Usher are husband and wife.

    The following provides, as of May 4, 2001, the continuing directors whose terms of office will continue after the Annual Meeting, their principal occupation and employment, age, the year in which each became a director of the Company, and directorships in companies having securities registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE
ANNUAL MEETING IN 2002 (CLASS I DIRECTORS)

Name and Occupation	Age	Year first Elected Director
DEREK JOHN MICHAEL LEDERER, Chartered Accountant. Principal of Derek Lederer, C.A., a public accounting firm, since 1970.	59	1998
RUTH L. USHER, Retiree since 1991.	86	1979

CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE
ANNUAL MEETING IN 2003 (CLASS II DIRECTORS)

Name and Occupation	Age	Year First Elected Director
GEORGE G. USHER, Chairman of the Board since January 27, 1998. President and Chief Executive Officer of the Company since 1993 and 1996, respectively. Vice President of Dextran Products Limited, a subsidiary of the Company, since 1987. Previously employed by the Company in various positions since 1982.	42	1988
THOMAS C. USHER, Vice-Chairman of the Company since November 1996. Chairman and Chief Executive Officer of the Company from May 1972 to November 1996. Chairman of Dextran Products Limited and of all of the Company's other subsidiaries from their formation to November 1996.	86	1979

PROPOSAL NO. 1

ELECTION OF BOARD MEMBERS

NOMINEES FOR TERMS
EXPIRING AT THE ANNUAL MEETING IN 2004 (CLASS II DIRECTORS)

    The following two persons, each of whom is currently serving as a director, have been nominated for re-election by the Board of Directors to serve as directors for a term expiring at the Annual Meeting in 2004:

Name and Occupation	Age	Year first Elected Director
JOSEPH BUCHMAN, Senior Account Executive with the Metropolitan Life Insurance Company since 1979.	61	1981
JOHN L.E. SEIDLER, Executive Vice President and Chief Operating Officer of ORBIS International, a non-profit charitable organization, since 2000. He previously was employed by Manchester, Inc. as Executive Vice President from 1998 through 2000, and by Pfizer Pharmaceuticals Group as Director of International Public Affairs from 1996 through 1998, and as Country Manager, Czech Republic from 1993 through 1996.	66	1998

    All nominees for director have indicated their willingness to serve. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve as a director. In the event, however, of the death or unavailability of any director nominee or nominees, the proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend.

    VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to elect each of the nominees for director. All proxies will be voted to elect each of the nominees for director unless a contrary vote is indicated on the enclosed proxy card.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL NO. 2

APPROVAL AND ADOPTION OF THE POLYDEX PHARMACEUTICALS LIMITED
2001 STOCK INCENTIVE PLAN

    GENERAL. The Polydex Pharmaceuticals Limited 2001 Stock Incentive Plan was adopted by the Board of Directors of the Company on April 25, 2001. The Company has historically utilized stock options as a part of its overall compensation program for employees, officers, directors, consultants and research partners. The Board of Directors believes that it is in the best interests of the Company to have stock-based awards available for these individuals. The Board of Directors believes that the Polydex Pharmaceuticals Limited 2001 Stock Incentive Plan, if approved and adopted by stockholders, will assist the Company in attracting, retaining and motivating highly qualified personnel.

    SUMMARY OF THE PLAN. The purpose of the plan is to enable the Company to provide employees, officers, directors, consultants and research partners of the Company and its subsidiaries will performance-based equity incentives, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company's stockholders.

    The maximum number of shares which may be awarded under the plan is 1,000,000 shares, with a maximum of 500,000 shares covered by awards granted under the plan to any one participant in any one year. If there is a lapse, cancellation, expiration or termination of any option prior to the issuance of shares, if shares are used to satisfy tax withholding obligations or if shares are issued and thereafter are reacquired by the Company pursuant to rights reserved upon issuance thereof, those shares may again be used for new awards under the plan.

    The plan is to be administered by a committee of the Board of Directors, provided, however, that if at any time no such committee is in office, the plan will be administered by the Board as a whole. Among the committee's powers are the authority to interpret the plan, establish rules and regulations for its operation, select recipients to receive awards, and determine the form, amount and other terms and conditions of awards.

    Employees, officers, directors, consultants and research partners of the Company or any of its subsidiaries are eligible to participate in the plan. The selection of participants is within the discretion of the committee.

    The plan provides for the grant of stock options, including incentive stock options and non-qualified stock options, stock appreciation rights and stock awards. Awards may be granted singly, in combination or in tandem as determined by the committee.

    Under the plan, the committee may grant awards in the form of incentive stock options or non-qualified stock options to purchase shares of the Company's common stock. The committee, with regard to each stock option, determines the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of stock subject to the option; provided, however, that no stock options shall be exercisable later than ten years after the date they are granted. The exercise price may be paid by a participant in cash or, in the discretion of the committee, in shares of Company common stock then owned by the participant, or a combination thereof. At the committee's discretion, it may also permit broker assisted cashless exercises.

    The plan authorizes the committee to grant a stock appreciation right either in tandem with or independent of a stock option. A stock appreciation right is a right to receive a payment in cash or stock equal to the appreciation in market value of a stated number of Company common shares from the exercise price.

    The plan authorizes the committee to grant awards in the form of restricted or unrestricted shares of Company common stock. Such awards are subject to such terms, conditions, restrictions and/or limitations, if any, as the committee deems appropriate, including, but not limited to, restrictions on transferability and restrictions requiring continued employment.

    Incentive stock options shall not be transferable otherwise than by law or by will or the laws of descent and distribution. Unless otherwise provided by the applicable award agreement, non-qualified stock options and stock appreciation rights may be transferred to members of the participant's immediate family or trusts or family partnerships for the benefit of such family members and are not otherwise transferable except by will or the laws of descent and distribution.

    The Board of Directors reserves the right to amend, suspend or terminate the plan at any time, subject to the rights of participants with respect to any outstanding awards. No such amendment may be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Company's common stock is listed.

    The plan permits the committee to make, in its discretion, equitable adjustments of awards in the event of a stock split or dividend, merger, consolidation or reorganization, change of control, or issuance of shares by the Company without new consideration.

    TAX TREATMENT FOR THE COMPANY. The Company is organized under the laws of the Commonwealth of the Bahamas and is not subject to any income or similar tax.

    TAX TREATMENT FOR UNITED STATES RECIPIENTS. Under current law, the following are United States federal income tax consequences generally arising with respect to awards under the plan.

    A participant who is granted an incentive stock option generally does not recognize any taxable income at the time of the grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant and one year from the date of exercise, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss.

    However, if the participant disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise of the option (a "disqualifying disposition"), the participant will generally recognize taxable income in the amount of the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, in certain circumstances, the gain on the sale, if less). Any excess of the amount realized on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will generally be treated as capital gain.

    A participant who is granted a non-qualified stock option generally will not have taxable income at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the fair market value of the shares subject to the non-qualified stock option will generally be taxable to the participant as ordinary income. The participant will generally have a capital gain (or loss) upon the subsequent disposition of the shares in an amount equal to the sale price reduced by the fair market value of the shares on the date the option was exercised.

    A participant who has been granted an award of restricted shares of Company common stock will generally not realize taxable income at the time of the grant, unless the participant files an election to be taxed at the time of the award with the IRS within 30 days of the grant of the award. When the restrictions lapse, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares.

    The grant of an unrestricted stock award will produce immediate tax consequences for the participant, who will be treated as having received taxable income in an amount equal to the then fair market value of the Company common stock awarded.

    The grant of a stock appreciation right will generally produce no United States federal tax consequences for the participant. Upon the exercise of a stock appreciation right the amount of cash on the fair market value of shares will be taxable to the participant as ordinary income.

    TAX TREATMENT FOR CANADIAN RECIPIENTS. Under current law, the following are Canadian federal income tax consequences generally arising with respect to awards under the plan.

    An employee participant who is granted a stock option generally does not recognize any taxable income at the time of the grant. The excess of the fair market value of the common shares subject to the option at the time of exercise over the exercise price of the stock option will be taxable to the employee participant as employment income. However, payment of this taxable amount will be deferred until the disposition of the acquired shares.

    A non-employee participant who is granted a stock option generally will not recognize any taxable income at the time of the grant. The exercise price of the stock option will form the non-employee participant's cost basis in the acquired stock. Upon disposition of the acquired stock, the difference between the cost basis and the disposition value of the acquired stock will be taxable as capital gain or loss, as applicable.

    The grant of a stock award will generally produce immediate tax consequences for an employee participant, who will be treated as having received taxable employment income in an amount equal to the then fair market value of the Company common stock awarded.

    A non-employee participant receiving a stock award generally will not recognize any taxable income at the time of the grant. Upon disposition, because the participant's cost basis will be zero, the disposition value of the acquired stock will be taxable to the non-employee participant as capital gain.

    The grant of a stock appreciation right will generally produce no Canadian tax consequences for the participant. The exercise of a stock appreciation right generally results in taxable income to the participant, equal to the difference between the exercise price of the shares and the fair market value of the shares on the date of exercise.

    VOTE REQUIRED. The affirmative vote of the holders of a majority of the Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve and adopt the Polydex Pharmaceuticals Limited 2001 Stock Incentive Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE POLYDEX PHARMACEUTICALS LIMITED 2001 STOCK INCENTIVE PLAN.

BOARD MEETINGS AND COMMITTEES

    During the fiscal year ended January 31, 2001 there were 10 meetings of the Board of Directors. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors. The Board does not have any standing nominating or compensation committees, nor are there any committees which performed similar functions. Compensation decisions, including the granting of options, are made by George G. Usher, Chairman, President and CEO, in his sole discretion, with the advice of Thomas C. Usher, Vice-Chairman, and the Board as a whole. The Company's Board of Directors has an Audit Committee. For the fiscal year ended January 31, 2001, Independent Directors Derek John Michael Lederer (Chair), Joseph Buchman and John L.E. Seidler comprised the Audit Committee. During the fiscal year ended January 31, 2001 the Audit Committee held 4 meetings.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee makes recommendations to the Board as to the engagement of independent auditors to perform audit and non-audit services, reviews the scope and results of their services, oversees the internal audit function, and reviews the systems of internal control and audit with management and the independent auditors. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

    The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1), and has discussed with the independent account the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the Company's fiscal year ended January 31, 2001 for filing with the United States Securities and Exchange Commission.

Audit Committee Board of Directors Derek John Michael Lederer (Chair) Joseph Buchman John L.E. Seidler

COMPENSATION OF EXECUTIVE OFFICERS

    Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended January 31, 2001, 2000 and 1999 of those persons who were (i) the chief executive officer of the Company at January 31 and (ii) the one other executive officer of the Company who had total annual salary plus bonus that exceeded $100,000 for the year ended January 31 (the "Named Officers"). No other officer of the Company had a total annual salary plus bonus that exceeded $100,000 for the year ended January 31.

SUMMARY COMPENSATION TABLE

LONG TERM COMPENSATION
ANNUAL COMPENSATION
Common Shares Underlying Option Awards
Name and Principal Position	Fiscal Year	Salary		Bonus
George G. Usher Chairman of the Board, President and Chief Executive Officer	2001 2000 1999	$ $ $	110,000 110,000 110,000	$ $ $	25,000 25,000 25,000	none 7,100 82,100
Thomas C. Usher Vice-Chairman	2001 2000 1999	$ $ $	170,000 170,000 120,000	$ $ $	50,000 50,000 100,000	none 57,577 132,577

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2001 AND
2001 FISCAL YEAR-END OPTION VALUES

    The following table sets forth, for each of the two Named Officers, the exercise of options to purchase Common Shares during the fiscal year ended January 31, 2001, and the year-end value of unexercised options to purchase Common Shares held by the two Named Officers at January 31, 2001.

Name	Shares Acquired on Exercise	Value Realized	Number of Secu- rities Underlying Unexercised Options at Fiscal Year End; All Exercisable	Value of Unexercised In-the-Money Options at Fiscal Year End; All Exercisable(1)
George G. Usher	—	—	75,000	$84,375
Thomas C. Usher	—	—	75,000	$84,375

(1)
The market price of the Common Shares at January 31, 2001, the Company's fiscal year end, was $4.875 per share.

EXECUTIVE OFFICERS

    As of January 31, 2001, the following persons served as executive officers of the Company. All executive officers serve for a one-year term or until their successors are elected or appointed at the meeting of the Board of Directors immediately following the Annual Meeting.

Name	Age	Title
George G. Usher(1)	42	Chairman of the Board, President and Chief Executive Officer
Thomas C. Usher(1)	86	Vice-Chairman of the Board
Sharon L. Wardlaw(2)	48	Chief Financial Officer, Secretary and Treasurer

(1)
See "Board of Directors" for biographical information and period of service.

(2)
Sharon L. Wardlaw has served as the Chief Financial Officer, Secretary and Treasurer of the Company since 1994. She also currently serves as the President of Dextran Products Limited, a subsidiary of the Company. Since joining the Company in 1984, she has been employed in various capacities.

EMPLOYMENT AGREEMENTS

    George G. Usher and Thomas C. Usher are employed by the Company pursuant to employment agreements. On December 22, 1993, the Company entered into an employment agreement with George G. Usher which provided for his employment as President of the Company for a five-year term commencing February 1, 1994 at an annual salary of $65,000. This Employment Agreement was amended on June 4, 1996 to provide for his employment as Chief Executive Officer of the Company commencing June 4, 1996 at an annual salary of $100,000. This Employment Agreement was renewed for an additional five-year term commencing February 1, 2000 at an annual salary of $110,000.

    On December 22, 1993, the Company entered into an employment agreement with Thomas C. Usher which provided for his employment as Chairman and Chief Executive Officer of the Company for a five-year term commencing February 1, 1994 at an annual salary of $120,000 subject to CPI adjustments. This Employment Agreement was amended on November 1, 1996 to provide for his employment as Vice-Chairman of the Company commencing November 1, 1996 at an annual salary of $120,000. This Employment Agreement was renewed for an additional five-year term commencing February 1, 2000 under which Thomas C. Usher will assume the additional title of Director of Research and Development and receive an annual salary of $170,000.

TRANSACTIONS WITH THE COMPANY

    Since February 1, 2000, with the exception of Thomas C. Usher, none of the Company's directors, executive officers, nominees for election as directors or certain relatives or associates of such persons has been indebted to the Company in an aggregate amount in excess of $60,000. In August 1997, the Company loaned Thomas C. Usher, its Vice-Chairman and a director, $691,500 at an interest rate equal to the prime rate of Toronto Dominion Bank plus 1.50% (the "Loan"). The Loan was used to partially fund a $1,000,000 payment to the State of Florida in order to allow Thomas C. Usher to regain possession of 430,000 Common Shares of the Company then held by the State as collateral security relating to the liquidation of insurance companies formerly owned by Thomas C. Usher. The Loan has no specific repayment terms. The amount outstanding under the Loan as of January 31, 2001 was $652,611. In August 1999, Thomas C. Usher personally assumed all of the assets and liabilities of Novadex Corp., including the balance of receivables (the "Receivables") due to the Company from Novadex Corp. The Receivables have no specific repayment terms. The total outstanding amount of the Receivables as of January 31, 2001 was $491,119. Thomas C. Usher also owes $250,000 to a subsidiary of the Company, Novadex International Limited. This loan has no specific repayment terms.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act, requires the Company's directors, executive officers and any person who beneficially owns more than ten percent of the Common Shares to file with the SEC, Nasdaq and the Boston Stock Exchange an initial report of ownership and reports of changes in ownership of Common Shares. Officers, directors and greater than ten-percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

    To the Company's knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no other reports were required, the Company believes that, during the fiscal year ended January 31, 2001, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers, directors and greater than 10% beneficial owners were met.

COMPANY STOCK PERFORMANCE

    The following performance graph compares the cumulative total returns of the Company's Common Shares, the Nasdaq Stock Market Index and the Nasdaq Pharmaceuticals Stock Index over a five year period ended January 31, 2001.

Comparison of Five-Year Cumulative Total Returns
Performance Graph for
POLYDEX PHARMACEUTICALS LIMITED

Produced on 04/24/2001 including data to 01/31/2001

$500
$400
$300
$200
$100
$0
01/31/1996
01/31/1997
01/30/1998
01/29/1999
01/31/2000
01/31/2001
271.2
264.8
38.0

Legend

Symbol	CRSP Total Returns Index for:	01/1996	01/1997	01/1998	01/1999	01/2000	01/2001
——— ■	POLYDEX PHARMACEUTICALS LIMITED	100.0	63.4	53.7	28.8	39.3	38.0
— — — ★	Nasdaq Stock Market (US Companies)	100.0	131.1	154.7	242.1	378.3	264.8
- - - - ▲	Nasdaq Pharmaceuticals Stocks SIC 2830-2839 US & Foreign	100.0	100.0	93.9	131.9	260.4	271.2

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D. The index level for all series was set to $100.0 on 01/31/1996.

Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

    There can be no assurances that the Company's stock performance will continue into the future with the same or similar trends depicted in the performance graph above. The Company does not make or endorse any predictions as to future stock performance.

FINANCAL STATEMENTS

    The consolidated balance sheet, consolidated income statement and other financial statements together with the notes thereto for the fiscal year ended January 31, 2001 are included in the Company's 2001 Annual Report which accompanies this Proxy Statement.

INDEPENDENT AUDITORS

    Ernst & Young LLP Chartered Accountants served as the Company's independent auditors for the fiscal year ending January 31, 2001. A representative of Ernst & Young LLP Chartered Accountants is not expected to be present at the Annual Meeting.

AUDIT FEES

    The aggregate fees billed by Ernst & Young LLP Chartered Accountants for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ending January 31, 2001 and reviews of the financial statements included in the Company's Forms 10-Q for such fiscal year was CN $125,000. Ernst & Young LLP Chartered Accountants did not perform any Financial Information System Design and Implementation services or any other professional services for the Company during the fiscal year ending January 31, 2001.

2001 ANNUAL REPORT AND FORM 10-K

    The Company will provide without charge to each person solicited by this Proxy Statement, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K, which includes financial statements, for the fiscal year ended January 31, 2001. Such requests should be directed to Debbie MacAskill, Polydex Pharmaceuticals Limited, 421 Comstock Road, Toronto, Ontario, Canada M1L 2H5.

2002 MEMBER PROPOSALS

    The 2002 Annual Meeting will be held on or about June 22, 2002. The deadline for Members to submit proposals to the Company Secretary for inclusion in the Proxy Statement for the 2002 Annual Meeting is expected to be February 23, 2002. The inclusion of any proposal will be subject to applicable rules of the SEC. In the event, however, that the date of the 2002 Annual Meeting is changed by more than 30 calendar days from the date currently contemplated, a proposal must be received by the Company within a reasonable time before the solicitation in connection with the meeting is made. The Company's proxies for its 2002 Annual General Meeting of the Members will confer discretionary authority to vote on any matter that a shareholder does not give written notice of by April 8, 2002.

OTHER BUSINESS

    Management knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the Board designated proxy holders George G. Usher and Glenn D. Lott to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,
SHARON L. WARDLAW
Secretary
May 25, 2001

APPENDIX A

POLYDEX PHARMACEUTICALS LIMITED
2001 STOCK INCENTIVE PLAN

1.  ESTABLISHMENT AND PURPOSE.

    The Polydex Pharmaceuticals Limited 2001 Stock Incentive Plan (the "Plan") is established by Polydex Pharmaceuticals Limited (the "Company") to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants' interests with those of the Company's other stockholders. The Plan is adopted as of April 25, 2001, subject to approval by the Company's stockholders within 12 months after such adoption date. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date. Certain terms used herein are defined as set forth in Section 10.

2.  ADMINISTRATION; ELIGIBILITY.

    The Plan shall be administered by a Committee; provided, however, that, if at any time no Committee shall be in office, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term "Administrator" means the Board or any of its Committees as shall be administering the Plan.

    The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

    Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

    A.  to select the Eligible Individuals to whom Awards may from time to time be granted;

    B.  to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

    C.  to determine the number of shares of Stock to be covered by each Award granted hereunder; to approve forms of agreement for use under the Plan;

    D.  to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

    E.  subject to Section 7(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

    F.  to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred;

    G.  to determine the Fair Market Value; and

    H.  to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

    The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

    Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

    Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

    No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual's own willful misconduct or as expressly provided by law.

3.  STOCK SUBJECT TO PLAN.

    Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 1,000,000 shares.

    To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

    Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights and Stock Awards, in the aggregate, granted to any one Participant during any calendar year shall be 500,000 shares.

    In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (A) number and kind of shares that may be delivered under the Plan, (B) additional maximums imposed in the immediately preceding paragraph, (C) number and kind of shares subject to outstanding Awards, (D) exercise price of outstanding Stock Options and Stock Appreciation Rights and (E) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

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4.  STOCK OPTIONS.

    Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

    The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company's stockholders, whichever is earlier.

    Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

    Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

    To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

    Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

    A.  Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator. If the Stock Option is intended to qualify as an Incentive Stock Option, the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

    B.  Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

    C.  Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

    D.  Method of Exercise. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

    The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or

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more of the following: (i) in the form of unrestricted Stock already owned by the Optionee (or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to a Stock Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

    If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

    No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company's official stockholder records, except as otherwise provided herein or in the applicable option agreement.

    E.  Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms "holder" and "Optionee" include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this Section 4(e) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee's employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

    F.  Termination by Death. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    G.  Termination by Reason of Disability. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of

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such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    H.  Termination by Reason of Retirement. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    I.  Other Termination. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the Optionee and without Cause, such Stock Option, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, may be exercised for the lesser of 90 days from the date of such termination of employment or provision of services or the remainder of such Stock Option's term, and provided, further, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    J.  Exception to Termination. Notwithstanding anything in this Plan to the contrary, if an Optionee's employment by, or provision of services to, the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

    K.  Participant Loans. The Administrator may in its discretion authorize the Company to:

       (i) lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or

      (ii) guarantee a loan obtained by an Optionee from a third-party for the purpose of tendering such exercise price.

      (iii) The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value on the date of exercise, less the par value, of the shares of Stock to be purchased upon the exercise of the Stock Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

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5.  STOCK APPRECIATION RIGHTS.

    Stock Appreciation Rights may be granted either on a stand-alone basis or in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator, or, if granted in conjunction with all or part of any Stock Option, upon the termination or exercise of the related Stock Option.

    A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this Section 5, and, if granted in conjunction with all or part of any Stock Option, by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Administrator. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 5. Stock Options which have been so surrendered, if any, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

    Stock Appreciation Rights granted on a stand-alone basis shall be exercisable only at such time or times and to such extent as determined by the Administrator. Stock Appreciation Rights granted in conjunction with all or part of any Stock Option shall be exercisable only at the time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 4 and this Section 5.

    Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Stock or both, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock over (i) such value per share of Stock as shall be determined by the Administrator at the time of grant (if the Stock Appreciation Right is granted on a stand-alone basis) or (ii) the exercise price per share specified in the related Stock Option (if the Stock Appreciation Right is granted in conjunction with all or part of any Stock Option), multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

    A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted in accordance with Section 4(e).

6.  STOCK AWARDS OTHER THAN OPTIONS.

    Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant's period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals or service requirements established by the Administrator.

    Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

    A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

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    A.  cash or cash equivalents;

    B.  past services rendered to the Company or any Affiliate; or

    C.  future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

    A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of "Restricted Stock" or "Restricted Stock Units."

7.  MISCELLANEOUS.

    A.  Amendment. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, or (ii) made to permit the Company or an Affiliate a deduction under the Code. No such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

    The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder's consent.

    Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Administrator may modify or adjust the right so that pooling of interests accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interests accounting.

    B.  Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

8.  GENERAL PROVISIONS.

    The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

    All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

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    The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

    No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

    The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

    Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Stock, cash or other thing of value under this Plan or an agreement to be transferred to the Participant, and no shares of Stock, cash or other thing of value under this Plan or an agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

    The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    If any payment or right accruing to a Participant under this Plan (without the application of this Section 8), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute "parachute payments." The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 8 shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

    To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

    The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

    If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

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    This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

    This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

    In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

    None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Stock or an Award from such holder in accordance with the terms hereof.

    This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

9.  DEFERRAL OF AWARDS.

    The Administrator (in its sole discretion) may permit a Participant to:

    A.  have cash that otherwise would be paid to such Participant as a result of the exercise of a Stock Appreciation Right or the settlement of a Stock Award credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books;

    B.  have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or a Stock Appreciation Right converted into an equal number of Stock units; or

    C.  have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or Stock Appreciation Right or the settlement of a Stock Award converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of the Stock as of the date on which they otherwise would have been delivered to such Participant.

    A deferred compensation account established under this Section 9 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 9.

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10. DEFINITIONS.

    For purposes of this Plan, the following terms are defined as set forth below:

    "Affiliate" means a corporation or other entity controlled by the Company and designated by the Administrator as such.

    "Award" means a Stock Appreciation Right, Stock Option or Stock Award.

    "Board" means the Board of Directors of the Company.

    "Cause" means (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant's duties as an employee or director of, or consultant or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term "Cause" (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

    "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

    "Commission" means the Securities and Exchange Commission or any successor agency.

    "Committee" means a committee of Directors appointed by the Board to administer this Plan. With respect to Options granted at the time the Company is publicly held, if any, insofar as the Committee is responsible for granting Options to Participants hereunder, it shall consist solely of two or more directors, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 and each of whom is also an "outside director" under Section 162(m) of the Code.

    "Company" means Polydex Pharmaceuticals Limited, a corporation organized under the laws of the Bahamas.

    "Director" means a member of the Company's Board of Directors.

    "Disability" means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term "Disability" (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

    "Effective Date" means April 25, 2001.

    "Eligible Individual" means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

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    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

    "Fair Market Value" means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value per share shall be the closing sales price per share of the Stock on Nasdaq (or the principal stock exchange or market on which the Stock is then traded) on the date as of which such value is being determined or the last previous day on which a sale was reported.

    "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant's household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant's death for purposes of administration of the Participant's estate or upon the Participant's incompetency for purposes of the protection and management of the assets of the Participant.

    "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

    "Nasdaq" means The Nasdaq Stock Market, including the Nasdaq National Market and the Nasdaq SmallCap Market.

    "Non-Employee Director" means a Director who is not an officer or employee of the Company.

    "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

    "Optionee" means a person who holds a Stock Option.

    "Participant" means a person granted an Award.

    "Representative" means (i) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant's death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

    "Retirement" means retirement from active employment under a pension plan of the Company or any subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment or provision of services at or after age 55 under circumstances which the Administrator, in its sole discretion, deems equivalent to retirement.

    "Stock" means common stock, par value $0.0167 per share, of the Company.

    "Stock Appreciation Right" means a right granted under Section 5.

    "Stock Award" means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

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    "Stock Option" means an option granted under Section 4.

    "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as such term is defined in Section 424(f) of the Code) with respect to the Company.

    "Ten Percent Holder" means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

    In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

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PROXY

POLYDEX PHARMACEUTICALS LIMITED

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned member hereby appoints George G. Usher and Glenn D. Lott proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of Polydex Pharmaceuticals Limited standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual General Meeting of Members of the Company to be held on June 22, 2001 or any adjournment thereof. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE, AND TO APPROVE AND ADOPT THE POLYDEX PHARMACEUTICALS LIMITED 2001 STOCK INCENTIVE PLAN. AS TO ANY OTHER MATTER OR IF ANY OF SAID NOMINEES IS NOT AVAILABLE FOR ELECTION, THE PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

(Continued, and to be marked, dated and signed, on the other side)

/*\ FOLD AND DETACH HERE /*\

(Continued from other side) The Board of Directors recommends a vote FOR Items 1, 2 and 3.
Item 1—ELECTION OF DIRECTORS Nominees: Joseph Buchman and John L.E. Seidler
FOR BOTH NOMINEES LISTED	WITHHOLD AUTHORITY FOR ALL	WITHHELD FOR: (Write that nominee's name in the space provided below.)
/ /	/ /
Item 2—APPROVAL AND ADOPTION OF THE POLYDEX PHARMACEUTICALS LIMITED 2001 STOCK INCENTIVE PLAN
FOR	AGAINST	ABSTAIN
/ /	/ /	/ /
Dated: , 2001

Signature(s)

Signature(s)

Please date, sign as name appears hereon, and return promptly. Joint owners should each sign. When signing as corporate officer, partner, attorney, executor, administrator, trustee or guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.

/*\ FOLD AND DETACH HERE /*\

QuickLinks

POLYDEX PHARMACEUTICALS LIMITED
PROPOSAL NO. 1 ELECTION OF BOARD MEMBERS
PROPOSAL NO. 2 APPROVAL AND ADOPTION OF THE POLYDEX PHARMACEUTICALS LIMITED 2001 STOCK INCENTIVE PLAN
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2001 AND 2001 FISCAL YEAR-END OPTION VALUES
POLYDEX PHARMACEUTICALS LIMITED 2001 STOCK INCENTIVE PLAN
POLYDEX PHARMACEUTICALS LIMITED SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS